OMB Control No. 1105-0380

ORDER FOR SUPPLIES OR SERVICES

IMPORTANT: Mark all packages and papers with contract and/or order numbers.

PAGE 1 OF 5 PAGES

1. DATE OF ORDER	10/01/2004
2. CONTRACT NO. (If any)	TIRNO-01-D-00016
3. ORDER NO.	0023
4. REQUISITION/REFERENCE NO.	Q-5-QF-05-00-A03 000
5. ISSUING OFFICE (Address correspondence to)	Internal Revenue Service IRS0368 6009 Oxon Hill Road, Suite 500 ATTN: Carol A. Ranson 202 283-1183 Oxon Hill, MD 20745

6. SHIP TO:

a. NAME OF CONSIGNEE	48226005 Internal Revenue Service
b. STREET ADDRESS	Detroit Computing Center 985 Michigan Avenue
c. CITY	Detroit
d. STATE	MI
e. ZIP CODE	48226
f. SHIP VIA	

7. TO:

a. NAME OF CONTRACTOR	ATTN: Dennis Spokany Phone: (301) 468-1200
b. COMPANY NAME	00052153 PARADIGM SOLUTIONS CORPORATION
c. STREET ADDRESS	2600 TOWER OAKS BLVD., SUITE 500
d. CITY	ROCKVILLE
e. STATE	MD
f. ZIP CODE	208524221

8. TYPE OF ORDER

☐ a. PURCHASE
REFERENCE YOUR: ______
Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.

☒ b. DELIVERY – Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA: 05000910O QF01000 9S J070 2G91M

10. REQUISITIONING OFFICE: DS:A:P:TC:CC

11. BUSINESS CLASSIFICATION (Check appropriate box(es))

☒ a. SMALL ☐ b. OTHER THAN SMALL ☐ c. DISADVANTAGED ☐ d. WOMEN-OWNED

12. F.O.B. POINT	Destination
13. PLACE OF	a. INSPECTION / b. ACCEPTANCE
14. GOVERNMENT B/L NO.	
15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date)	09/30/2005
16. DISCOUNT TERMS	Terms: 0% Days: 0 Net Due: 30

17. SCHEDULE *(See reverse for Rejections)*

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
	HW Maintenance at DCC for FY 2005					
0001	DCC Maintenance for Period October 1, 2004 through September 30, 2005. (See attached spreadsheet)	1.00	EA	NTE 334,234.74	NTE 334,234.74	

18. SHIPPING POINT	
19. GROSS SHIPPING WEIGHT	
20. INVOICE NO.	
17(h) TOT. (Cont. pages)	0.00

SEE BILLING INSTRUCTIONS ON REVERSE

21. MAIL INVOICE TO:

a. NAME	IRS Beckley Finance Center INVB030
b. STREET ADDRESS (or P.O. Box)	P.O. Box 9002 Tel: (304) 256-6000
c. CITY	Beckley
d. STATE	WV
e. ZIP CODE	25802
17(i) GRAND TOTAL	334,234.74

22. UNITED STATES OF AMERICA BY (Signature) *Janice M. Brinkley*

23. NAME (Typed) JANICE M BRINKLEY 202-283-1180
TITLE: CONTRACTING/ORDERING OFFICER

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

Computer Generated

OPTIONAL FORM 347 (REV. 6/95)
Prescribed by GSA/FAR 48 CFR 53.213(e)

OMB Control No. 1005-0080

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF PAGES 5

IMPORTANT: Mark all packages and papers with contract and/or order numbers.

1. DATE OF ORDER: 10/01/2004
2. CONTRACT NO. (If any): TIRNO-01-D-00016
3. ORDER NO.: 0027
4. REQUISITION/REFERENCE NO.: Q-5-OF-0B-00-A02 000
5. ISSUING OFFICE (Address correspondence to): Internal Revenue Service, IRS0061, 6009 Oxon Hill Road, Suite 500, ATTN: Carol A. Ransom 202 283-1163, Oxon Hill, MD 20745

6. SHIP TO:
- a. NAME OF CONSIGNEE: Martinsburg Computing Ctr — 25430023
- b. STREET ADDRESS: Attn: Nancy Trail, 150 Murall Drive
- c. CITY: Kearneysville, WV 25430
- d. STATE:
- e. ZIP CODE:
- f. SHIP VIA:

7. TO:
- a. NAME OF CONTRACTOR: ATTN: DENNIS SPOKANY Phone: (301) 468-1200
- b. COMPANY NAME: 00053153 PARADIGM SOLUTIONS CORPORATION
- c. STREET ADDRESS: 2600 TOWER OAKS BLVD., SUITE 500
- d. CITY: ROCKVILLE
- e. STATE: MD
- f. ZIP CODE: 208524221

8. TYPE OF ORDER
- [ ] a. PURCHASE — REFERENCE YOUR: ___ Please furnish the following on the terms and conditions specified on both sides of this order and on the attached sheet, if any, including delivery as indicated.
- [X] b. DELIVERY – Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above-numbered contract.

9. ACCOUNTING AND APPROPRIATION DATA: 05D0910D OF01000 95 J0P0 ZCR1M

10. REQUISITIONING OFFICE: OS:A:P:TC:CC

11. BUSINESS CLASSIFICATION (Check appropriate box(es))
- [X] a. SMALL
- [ ] b. OTHER THAN SMALL
- [ ] c. DISADVANTAGED
- [ ] d. WOMEN-OWNED

12. F.O.B. POINT: Destination

13. PLACE OF
- a. INSPECTION:
- b. ACCEPTANCE:

14. GOVERNMENT B/L NO.:

15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date): 09/30/2005

16. DISCOUNT TERMS: Terms: 0% Days: 0 Net Due: 30

17. SCHEDULE (See reverse for Rejections)

ITEM NO. (a)	SUPPLIES OR SERVICES (b)	QUANTITY ORDERED (c)	UNIT (d)	UNIT PRICE (e)	AMOUNT (f)	QUANTITY ACCEPTED (g)
	HW Maintenance for MCC for FY 2005					
0001	MCC Maintenance Period of October 1, 2004 through September 2005. (See attached Spreadsheet)	1.00	EA	NTE 1,820,573.	NTE 1,820,573.20	

18. SHIPPING POINT:
19. GROSS SHIPPING WEIGHT:
20. INVOICE NO.:

SEE BILLING INSTRUCTIONS ON REVERSE

21. MAIL INVOICE TO:
- a. NAME: IRS Beckley Finance Center — INVB033
- b. STREET ADDRESS (or P.O. Box): P.O. Box 9002 Tel: (304) 256-6000
- c. CITY: Beckley
- d. STATE: WV
- e. ZIP CODE: 25802

17(h) TOT. (Cont. pages): 0.00

17(i) GRAND TOTAL: 1,820,573.20

22. UNITED STATES OF AMERICA BY (Signature): Janice M. Brinkley

23. NAME (Typed): JANICE M BRINKLEY 202-283-1186

TITLE: CONTRACTING/ORDERING OFFICER

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

Computer Generated

OPTIONAL FORM 347 (REV. 6/95)
Prescribed by GSA/FAR 48 CFR 53.213(e)

MCC S/W

OMB Control No. 9000-0030

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE	OF PAGES
	1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0002	01/31/2005	Q-5-QF-08-00-A05 003	

6. ISSUED BY CODE [illegible]

Internal Revenue Service
6009 Oxon Hill Road, Suite 500
Oxon Hill, MD 20745

Carol A. Ransom 202-283-1163

7. ADMINISTERED BY (If other than Item 6) CODE

See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)

PARADIGM SOLUTIONS CORPORATION 00053153
2600 TOWER OAKS BLVD.,
SUITE 600
ROCKVILLE, MD 208524221

Dennis Spokany (240) 293-3481

CODE FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
TIRNO-01-D-00015 0025

10B. DATED (SEE ITEM 13)
12/17/2004

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

multiple accounting - see schedule Net Decrease: $-187,119.56

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 43.103(b)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return __1__ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to delete Allen Systems Software from Delivery Order 0025 for Martinsburg Computing Center. Accordingly, Contract Line Item Numbers 4100, 4101, 4102, 4103, 4104, 4105, 4106 and 4107 are deleted from Delivery Order 0025 effective January 31, 2005. This results in a decrease of $187,119.56. The total of Delivery Order 0025 is changed to $5,938,373.60.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
DENNIS SPOKANY, PROJECT MANAGER		CAROL A RANSOM 202-283-1183	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] (Signature of person authorized to sign)	3/3/05	BY Carol A. Ransom (Signature of Contracting Officer)	3/3/2005

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

30-105
Computer Generated

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	Page 1 of 4

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
0023	03/10/2005	See Lines	

6. ISSUED BY CODE AT001	7. ADMINISTERED BY *(If other than Item 6)* CODE AT001
Acquisition and Property Management Division (202) 927-8820 850 Massachusetts Avenue, NW,Room 3290 Washington, DC 20226	Acquisition and Property Management Division (202) 927-8820 650 Massachusetts Avenue, NW,Room 3290 Washington, DC 20226

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and Zip Code)*		
PARADIGM SOLUTIONS CORP. 2600 TOWER OAKS BLVD.,SUITE 600 ROCKVILLE, MD 20852-4221		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. Tati-02002
CODE * FACILITY CODE	(X)	10B. DATED *(SEE ITEM 13)* 02/22/2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

2005 - - 700D - 302000 - - 2513 - - SN035 - 302010 - - D4A - - - OSTCA - - - $9,692,465.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
✓	D. OTHER *(Specify type of modification and authority)* Option to Extend the Term of the Contract

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to extend the period of performance from February 22, 2005 through February 21, 2006 in accordance with the clause, Option to Extend the Term of the Contract. Contractor is not to exceed the estimated amount without further funding being provided. Contractor is to notify the contracting officer, in writing, when 80% of the funds have been expended on this contract modification.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Craig S. Segall	
15B. CONTRACTOR/OFFEROR *(Signature of person authorized to sign)*	15C. DATE SIGNED	16B. United States of America BY [signature] *(Signature of Contracting Officer)*	16C. DATE SIGNED 2/11/05

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Line Item Summary	Document Number	Title	Page
	Tatf-02002/0023	Paradigm	2 of 4

Total Funding: $41,104,176.38

FYs	Fund	Budget Org	Sub	Object Class	Sub	Program	Cost Org	Sub	Proj/Job No.	Sub	Reporting Category

Division	Closed FYs	Cancelled Fund

Line Item Number	Description	Delivery Date (Start date to End date)	Quantity	Unit of Issue	Unit Price	Total Cost
0008	EXERCISE OF OPTION YEAR THREE		1.00	lot	$9,692,465.00	$9,692,465.00
		(02/22/2005 to 02/21/2006)				
	This is a New Line					

Previous Total:	$31,411,711.38
Modification Total:	$9,692,465.00
Grand Total: (Includes Discounts)	$41,104,176.38

Contract Level Funding Summary	Document Number	Title	Page
	Tatf-02002/0023	Paradigm	3 of 4

Funding Strip Code	Change In Funded Amount
2005 - - 700D - 302000 - - 2513 - - SN035 - 302010 - - D4A - - - OSTCA - - -	$9,092,465.00

Reference Requisition: 530200000085SR/0001

Invoice Addresses

Code	Detail
0001	Org: Financial Management Division Addr: P.O. Box 51071 1-800-800-5558 Washington DC 20091--107 Attn: No Contacts Identified Phone: ( ) - ext. Fax: ( ) - ext.